                                                                    EXHIBIT 99.6

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                $     2,775,718,774.20
Beginning of the Month Finance Charge Receivables:           $       131,434,056.52
Beginning of the Month Discounted Receivables:               $                 0.00
Beginning of the Month Total Receivables:                    $     2,907,152,830.72

Removed Principal Receivables:                               $                 0.00
Removed Finance Charge Receivables:                          $                 0.00
Removed Total Receivables:                                   $                 0.00

Additional Principal Receivables:                            $       266,530,152.83
Additional Finance Charge Receivables:                       $         1,516,650.47
Additional Total Receivables:                                $       268,046,803.30

Discounted Receivables Generated this Period:                $                 0.00

End of the Month Principal Receivables:                      $     2,970,295,835.51
End of the Month Finance Charge Receivables:                 $       125,373,372.08
End of the Month Discounted Receivables:                     $                 0.00
End of the Month Total Receivables:                          $     3,095,669,207.59

Special Funding Account Balance                              $                 0.00
Aggregate Invested Amount (all Master Trust Series)          $     2,330,000,000.00
End of the Month Transferor Amount                           $       640,295,835.51
End of the Month Transferor Percentage                                        21.56%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                    RECEIVABLES

      30-59 Days Delinquent                                  $        66,763,348.72
      60-89 Days Delinquent                                  $        45,265,862.71
      90+ Days Delinquent                                    $       100,255,491.32

      Total 30+ Days Delinquent                          $         212,284,702.75
      Delinquent Percentage                                                  6.86%

Defaulted Accounts During the Month                      $          21,296,810.22
Annualized Default Percentage                                                9.21%

Principal Collections                                              446,667,733.06
Principal Payment Rate                                                      16.09%

Total Payment Rate                                                          17.13%

INVESTED AMOUNTS

      Class A Initial Invested Amount                    $         369,000,000.00
      Class B Initial Invested Amount                    $          38,250,000.00
      Class C Initial Invested Amount                    $          42,750,000.00

INITIAL INVESTED AMOUNT                                  $         450,000,000.00

      Class A Invested Amount                            $         369,000,000.00
      Class B Invested Amount                            $          38,250,000.00
      Class C Invested Amount                            $          42,750,000.00

INVESTED AMOUNT                                          $         450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                              15.42%
PRINCIPAL ALLOCATION PERCENTAGE                                             15.42%

MONTHLY SERVICING FEE                                    $             562,500.00

INVESTOR DEFAULT AMOUNT                                  $           3,283,201.45

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                                 82.00%

      Class A Finance Charge Collections                 $           6,973,720.05
      Other Amounts                                      $                   0.00

TOTAL CLASS A AVAILABLE FUNDS                            $           6,973,720.05

      Class A Monthly Interest                                         $      1,579,781.25
      Class A Servicing Fee                                            $        461,250.00
      Class A Investor Default Amount                                  $      2,692,225.19

TOTAL CLASS A EXCESS SPREAD                                            $      2,240,463.61

REQUIRED AMOUNT                                                        $              0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                           8.50%

      Class B Finance Charge Collections                               $        722,885.62
      Other Amounts                                                    $              0.00

TOTAL CLASS B AVAILABLE FUNDS                                          $        722,885.62

      Class B Monthly Interest                                         $        170,929.69
      Class B Servicing Fee                                            $         47,812.50

TOTAL CLASS B EXCESS SPREAD                                            $        504,143.43
CLASS B INVESTOR DEFAULT AMOUNT                                                 279,072.12
CLASS B REQUIRED AMOUNT                                                         279,072.12

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                    $      3,499,100.52

      Excess Spread Applied to Class A Required Amount                 $              0.00

      Excess Spread Applied to Class A Investor
      Charge Offs                                                      $              0.00

      Excess Spread Applied to Class B
      Required Amount                                                  $        279,072.12

      Excess Spread Applied to Reductions of                           $              0.00
      Class B Invested Amount

      Excess Spread Applied to Class C Required Amount                         $     525,208.83

      Excess Spread Applied to Reductions of Class C
      Invested Amount                                                          $           0.00

      Excess Spread Applied to Monthly Cash Collateral Fee                     $      93,750.00

      Excess Spread Applied to Cash Collateral Account                         $           0.00

      Excess Spread Applied to Spread Account                                  $   2,601,069.57

      Excess Spread Applied to Reserve Account                                 $           0.00

      Excess Spread Applied to other amounts owed Cash
      Collateral Depositor                                                     $           0.00

      Excess Spread Applied to other amounts owed to
      Spread Account Residual Interest Holders                                 $           0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I                   $           0.00

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN
GROUP I                                                                        $   9,072,177.56

SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1996-A                   $           0.00

      Excess Finance Charge Collections Applied to Class A
      Required Amount                                                          $           0.00

      Excess Finance Charge Collections Applied to Class A
      Investor Charge Offs                                                     $           0.00

      Excess Finance Charge Collections Applied to Class B
      Required Amount                                                          $           0.00

      Excess Finance Charge Collections Applied to Reductions
      of Class B Invested Amount                                               $           0.00

      Excess Finance Charge Collections Applied to Class C
      Required Amount                                                          $           0.00

      Excess Finance Charge Collections Applied to Reductions
      of Class C Invested Amount                                               $           0.00

      Excess Finance Charge Collections Applied to Monthly Cash
      Collateral Fee                                                           $           0.00

      Excess Finance Charge Collections Applied to
      other amounts owed Cash Collateral Depositor                             $           0.00

      Excess Finance Charge Collections Applied to other amounts owed
      to Spread Account Residual Interest Holders                              $           0.00


YIELD AND BASE RATE --

      Base Rate (Current Month)                                                            6.74%
      Base Rate (Prior Month)                                                              7.15%
      Base Rate (Two Months Ago)                                                           7.18%

THREE MONTH AVERAGE BASE RATE                                                              7.02%

      Portfolio Yield (Current Month)                                                     13.92%
      Portfolio Yield (Prior Month)                                                       11.48%
      Portfolio Yield (Two Months Ago)                                                    11.42%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                       12.27%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                                    $  69,216,524.66

REALLOCATED PRINCIPAL COLLECTIONS

                            Allocable to Class C Interests                     $           0.00

                            Allocable to Class B Certificates                  $           0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES                       $           0.00

                                                                          Page 6

CLASS A SCHEDULED AMORTIZATION --

      Controlled Amortization Amount                                           $           0.00
      Deficit Controlled Amortization Amount                                   $           0.00

CONTROLLED DEPOSIT AMOUNT                                                      $           0.00

CLASS B SCHEDULED AMORTIZATION --

      Controlled Accumulation Amount                                           $           0.00
      Deficit Controlled Accumulation Amount                                   $           0.00

CONTROLLED DEPOSIT AMOUNT                                                      $           0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING                    $  69,216,524.66


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                $              0.00

CLASS B INVESTOR CHARGE OFFS                                                $              0.00

CLASS C INVESTOR CHARGE OFFS                                                $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                     $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                     $              0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                     $              0.00

CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount                                       $     13,500,000.00
      Available Cash Collateral Amount                                      $     13,500,000.00

TOTAL DRAW AMOUNT                                                           $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                                             $              0.00

                                                  First USA Bank, NA
                                                  as Servicer

                                                  By: /s/ Tracie H. Klein
                                                     -------------------------
                                                          Tracie H. Klein
                                                          First Vice President